UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2026, GEE Group Inc. (the “Company”) (NYSE American: JOB) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The five proposals listed below were approved by the stockholders at the Annual Meeting. The Annual Meeting was adjourned, in part, to October 8, 2026, to allow the Company to solicit additional votes with respect to an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock, no par value (the “Common Stock”) of the Company from 6,666,666.6667 shares, post Reverse Stock Split, to 200,000,000 shares (the “Capital Increase”) proposal only. The Company is soliciting additional votes only with respect to the Capital Increase proposal. The following matters were considered and approved at the Annual Meeting:

1. Election of two Class I Directors

Stockholders elected the Company’s two Class I nominees for director each to serve until the 2027 annual meeting of stockholders or until their respective successor is elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Vote
(1) Ms. Jyrl James	51,811,759	11,078,186	17,592,812
(2) Mr. David Sandberg	59,743,701	3,146,244	17,592,812

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. The voting results were as follows:

For	Against	Abstentions
79,531,790	368,826	582,141

3. Approval of the Reverse Stock Split

Stockholders approved an amendment to the Company’s Articles of Incorporation to effect a one-for-thirty reverse stock split whereby every thirty (30) shares of the authorized, issued and outstanding shares of Common Stock shall be combined into one (1) share of authorized, issued and outstanding Common Stock of the Company (the “Reverse Stock Split”). The voting results were as follows:

For	Against	Abstentions
65,054,484	13,617,801	1,810,472

4. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the compensation tables and the related disclosure contained in the proxy statement set forth under the caption “Election of Directors Proposal—Executive Compensation”. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
39,532,887	20,143,411	3,213,647	17,592,812

5. Approval of the Adjournment or Postponement

Stockholders approved any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split and/or, Capital Increase. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
47,959,646	14,360,998	569,301	17,592,812

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: October 2, 2026	By:	/s/ Kim Thorpe
	Name:	Kim Thorpe
	Title:	Chief Financial Officer

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